UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
Form 8-K
Current Report
______________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 20, 2016
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 1-10853
______________

North Carolina	56-0939887
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On December 20, 2016, BB&T Corporation (“BB&T”) appointed Christopher L. Henson as President of BB&T and President of Branch Banking and Trust Company (“Branch Bank”). Mr. Henson will also continue in his current role as Chief Operating Officer of BB&T and Branch Bank. A copy of the Company’s December 21, 2016 press release announcing the appointment is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Mr. Henson, age 55, has served as Chief Operating Officer of BB&T since January 2009.

ITEM 9.01	Financial Statements and Exhibits
Exhibit No.	Description of Exhibit
99.1	Press release dated December 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Daryl N. Bible

Daryl N. Bible
Senior Executive Vice President and Chief Financial Officer

Date: December 21, 2016